UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
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☐	Definitive Information Statement

PORTA SYSTEMS CORP.
(Name of Registrant as Specified in Its Charter)

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PORTA SYSTEMS CORP.
6851 Jericho Turnpike
Syosset, New York 11791

NOTICE IS HEREBY GIVEN, pursuant to Section 228(e) of the Delaware General Corporation Law, that the holders of more than a majority of the outstanding shares of common stock of Porta Systems Corp., a Delaware corporation, have taken the following actions without a meeting of stockholders:

(1)	The election of six directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

(2)	The approval of the 2009 long-term incentive plan;

(3)
The approval of an amendment to our certificate of incorporation which (i) effects a one-for-500 reverse split of our common stock and (ii) reduces our authorized capital stock to 100,000 shares of preferred stock and 100,000 shares of common stock.

(4)	The approval of the selection of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

These actions will become effective on or about the 20th day after this information statement is mailed to our stockholders.

The enclosed information statement contains information pertaining to the matters acted upon.

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By order of the Board of Directors

Michael Tancredi
Secretary

Syosset, New York
October  , 2009

PORTA SYSTEMS CORP.
6851 Jericho Turnpike
Syosset, New York 11791
(516) 364-9300

INFORMATION STATEMENT

Action by Written Consent of Stockholders

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being furnished in connection with the action by written consent of stockholders taken without a meeting of proposals to approve the actions described in this information statement.  We are mailing this information statement to our stockholders on or about October    , 2009. No action is requested or required on your part.

What action was taken by written consent?

We obtained stockholder consent to the following action:

•
The election of the following six directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified; William V. Carney, Marco M. Elser, Warren H. Esanu, Herbert H. Feldman, Edward B. Kornfeld, Michael A. Tancredi;

•	The approval of our 2009 long-term incentive plan;

•
The approval of an amendment to our certificate of incorporation which (i) effects a one-for-500 reverse split of our common stock and (ii) reduces our authorized capital stock to 100,000 shares of preferred stock and 100,000 shares of common stock.

•	The approval of the selection of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

How many shares of common stock were outstanding on the date that we received stockholder approval?

On September 28, 2009, the date on which we received consent for the above items, there were 9,954,569 shares of common stock, par value $0.01 per share, outstanding.

What vote was obtained to elect directors and to approve the other proposals described in this information statement?

We obtained the consent of the holders of 7,038,236 shares of common stock, representing 70.7% of our outstanding common stock, on September 28, 2009.  As a result, we have obtained all stockholder approval necessary under the Delaware General Corporation Law for the election of directors, approval of the appointment of BDO Seidman, LLP as our independent registered accounting firm for 2009, the approval of the 2009 long-term incentive plan and the approval of the amendment to our certificate of incorporation.

The consent was given by Gates Systems Holding LTD, a wholly owned subsidiary of Cheyne Special Situations Fund, L.P., the holder of our senior debt.

What are the effects of the reverse split?

•	Each share of common stock will become 0.002 share of common stock. As a result, if you own less than 500 shares of common stock, you will cease to be a stockholder.

•	We will pay cash for fractional shares.

•	We will have fewer than 300 stockholders.

•
We will terminate our registration under the Securities Exchange Act of 1934.  Upon the filing of the notice of termination of registration under the Securities Exchange Act, we will no longer be subject to the reporting obligations under the Securities Exchange Act.

For more information on the reverse split, see “Approval of the Amendment to our Certificate of Incorporation to (i) Effect a One-for-500 Reverse Split and (ii) Reduce our Authorized Capital Stock.”

Why did we choose to adopt a reverse stock split?

Our board of directors and our largest stockholder approved the reverse split in order to enable us to reduce the number of our stockholders and to terminate the registration of our common stock under the Securities Exchange Act.  We have a large number of stockholders who own small quantities of our common stock, and more than 70% of our stock is owned by Gates Systems Holding LTD, the wholly-owned subsidiary of the holder of our senior debt.

On the effective date of the reverse split, each 500 shares of common stock will automatically be combined and changed into one share of common stock, which means that each share will be converted into 0.002 shares of common stock.  No fractional shares of new common stock will be issued to any stockholder as a result of the reverse split.  We will pay the holders of fractional shares the value of their fractional shares, which we determined to be $48.25 per share of common stock, after giving effect to the reverse split.

As a result of the reverse split, we will have fewer than 300 stockholders of record, and we will be able to terminate the registration of our common stock under the Securities Exchange Act.   Upon filing a certification and notice of termination of registration under the Securities Exchange Act, we will no longer be required to file the annual, quarterly and current reports which we are presently required to file and we will not be subject to provisions of the Sarbanes-Oxley Act of 2002, including those relating to the attestation by our independent auditor as to our internal controls over financial reporting.

How did we determine the amount that we will pay for fractional shares?

There is no active market for our common stock.  On October 1, 2009, the last reported sales price for our common stock was $0.055 per share, which related to a reported sale on August 13, 2009.  There were no reported sales of our common stock during the period between August 14, 2009 and October 1, 2009.  The board of directors determined that the fair value of the common stock would be the average of the daily average of the closing bid and asked prices for our common stock for the month of September 2009, which was $0.0965 per share.  After giving effect to the reverse split, this fair value per share of common stock would be $48.25, which is computed by multiplying $0.0965 by 500.

Why do we want to terminate the registration of our common stock?

The decision by our board of directors and principal stockholder to approve the reverse split was made after carefully considering our long-term goals and our current operating environment, including our cash requirements. We estimate that we will realize significant cost savings resulting from the elimination of reporting obligations, including the incremental cost of compliance with the auditor attestation requirements of Section 404 of the Sarbanes Oxley Act. We believe that the Sarbanes-Oxley legislation and continued reporting pursuant to the Exchange Act do not provide any discernable benefit to us or our stockholders because of the significant costs of compliance, our very low stock price and the lack of an active market in our common stock. We believe that we and our stockholders are much better served by applying our financial and management resources to our growth.

We have previously reported in our filings with the SEC that our audited financial statements for the year ended December 31, 2008 were prepared assuming that we will continue as a going concern and, accordingly, do not include any adjustments that might result from the outcome of the uncertainties described in the financial statements.  The audit opinion included in our December 31, 2008 Form 10-K annual report contained an explanatory paragraph regarding our ability to continue as a going concern.  The factors which resulted in the explanatory paragraph are continuing.  We believe that, in order for us to continue in business, we need to devote our financial and other resources to our business, and the elimination of the expenses required for a public reporting company is an important step in that direction.  However, we cannot assure you that the elimination of these expenses will, by themselves, be sufficient to enable us to either operate profitably or continue in business.

Did we appoint any representative to act on behalf of stockholders who are not affiliates of the Company?

The action described in this information statement was approved by the board of directors and the holder of more than 70% of our common stock.  The board did not appoint any person to act as representative for the other stockholders.

Who is paying the cost of this information statement and the payments for fractional shares in the reverse split?

We will pay for preparing, printing and mailing this information statement.  Only one information statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this information statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.  We estimate our legal, transfer agency, printing, mailing and related costs associated with this information statement will be approximately $25,000.  In addition, we will be paying our stockholders who have fractional shares for the value of the fractional shares, based on a per share value of $48.25, after giving effect to the reverse split. We estimate that we will pay out stockholders approximately $17,000 for their fractional shares.

When will the above actions become effective?

This information statement is first being mailed or furnished to our stockholders on or about October     , 2009 and the actions described in this information statement will become effective on or about the 20th day thereafter.

ELECTION OF DIRECTORS

Directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole board shall be determined from time to time by the board. The size of the board for the ensuing year is six directors. Our board of directors recommended that the six incumbent directors named below be re-elected. All of our present directors were elected at the 2008 annual meeting of stockholders, for which proxies were solicited.

We do not have a nominating committee. The board of directors, which presently consists of six members, serves as the nominating committee.

All of the directors have consented to being named in this information statement and to serve. The following table sets forth certain information concerning the directors.

Name	Age	Principal Occupation or Employment	Director Since
William V. Carney [1,3]	72	Chairman of the board	1970
Marco M. Elser [1,2,3]	50	Chief executive officer of Advicorp, PLC, an investment advisory firm	2000
Warren H. Esanu [1,2,3]	66	Senior counsel to Katsky Korins LLP, attorneys at law	1997
Herbert H. Feldman [1,2,3]	75	President, Alpha Risk Management, Inc.	1989
Edward B. Kornfeld	65	Chief executive officer	2008
Michael A. Tancredi	79	Senior vice president, secretary and treasurer	1970

1            Member of the executive committee.
2            Member of the audit committee.
3            Member of the compensation committee.

William V. Carney has been chairman of the board since October 1996 and was chief executive officer from October 1996 until March 2006, and a consultant from March 2006 until March 2007. As chairman of the board, Mr. Carney is not an executive officer. He was vice chairman from 1988 to October 1996, senior vice president from 1989 to October 1996, chief technical officer from 1990 until March 2006, and secretary from 1977 to October 1996. He also served as senior vice president-mechanical engineering from 1988 to 1989, senior vice president-connector products from 1985 to 1988, senior vice president-manufacturing from 1984 to 1985 and senior vice president-operations from 1977 to 1984.

Marco M. Elser has been the chief executive officer of Advicorp, PLC, an investment advisory firm, for more than the past five years. He has also been associated with Northeast Securities, a US-based broker dealer and is responsible for the Italian office, which he founded in 1994.

Warren H. Esanu has been a director since April 1997 and also served as a director from 1989 to 1996. He was also our chairman of the board from March 1996 to October 1996. He is senior counsel to Katsky Korins LLP, attorneys at law, and was counsel for such firm for more than five years prior thereto.

Herbert H. Feldman has been president of Alpha Risk Management, Inc., independent risk management consultants, for more than the past five years.

Edward B. Kornfeld has been an executive officer since 1995. Mr. Kornfeld has been our chief executive officer since April 2006 and chief financial officer from October 1995 until February 2009. He was president from April 2004 until April 2006, chief operating officer from April 2004 until April 2006, senior vice president-operations from 1996 until April 2004, vice president-finance from October 1995 until 1996. Since June 2002, Mr. Kornfeld has also been a partner of the firm of Tatum CFO Partners, which provides chief financial officer services to medium and large companies, including us; however, he continues to devote full time effort to our business.

Michael A. Tancredi has been senior vice president and secretary since 1997 and treasurer since 1978. He was vice president-administration from 1995 until 1997, vice president-finance and administration from 1989 to 1995 and vice president-finance from 1984 to 1989.

Code of Ethics

We maintain a code of ethics that applies to all of our executive officers, including our principal executive, financial and accounting officers, our directors, our financial managers and all employees. Any waiver of the code must be approved by the audit committee and must be disclosed in accordance with SEC rules. We also have a standard of conduct which is applicable to all employees. Our code of ethics is on our website at http://www.portasystems.com/legal/CodeOfEthics.htm.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Based solely upon our review of the copies of the forms we have received, we believe that all reporting persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during 2008.   Upon the effectiveness of the termination of our registration under the Securities Exchange Act, our officers, directors and 10% stockholders will no longer be required to file beneficial ownership reports with the SEC.

The Board and Committees of the Board

We are governed by a board of directors currently consisting of six members. The board has established three committees: the executive committee, the audit committee and the compensation committee. The board has adopted written charters for the audit and compensation committees, copies of which are posted on our website at http://www.portasystems.com/legal/AuditComChart.htm and http://www.portasystems.com/legal/CompComChart.htm. Printed copies of these charters may be obtained, without charge, by contacting the corporate secretary, Mr. Michael A. Tancredi, at 6851 Jericho Turnpike, Syosset, New York 11791. Set forth below is a summary of each of the board’s committees. We do not have a nominating committee. The board of directors acts as the nominating committee and all members of the board participate in the discussions. We believe that, with a board composed of six individuals, a separate nominating committee is not necessary.

Executive Committee

The executive committee has all power to act between board meetings. As a result, any action that can be taken or approved by the board of directors can be taken or approved by the executive committee, except that the executive committee has no power or authority with respect to amending our certificate of incorporation (except with respect to a certificate of designation to the extent authorized by the board of directors), adopting an agreement of merger or consolidation, recommending to the stockholders a sale or lease of all or substantially all of its property, recommending a dissolution or amending our bylaws. In addition, unless our certificate of incorporation or by-laws or a board resolution expressly provides for it, the executive committee has no power to declare a dividend, or authorize the issuance of stock or merge a wholly-owned subsidiary into us.  The executive committee is presently comprised of Messrs. Carney, Elser, Esanu and Feldman.

Audit Committee

Our audit committee reviews our financial statements and accounting principles, the scope and results of the annual audit by the independent registered public accounting firm (the “independent auditors”), our internal audit process, and the effectiveness of our internal control over financial reporting. Prior to the filing of each quarterly report on Form 10-Q and annual report on Form 10-K, our audit committee meets with representatives of our independent auditors and our chief financial officer.

Our audit committee also reviews the qualifications, independence and performance of our independent auditors. In this connection, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of our registered public accounting firm engaged (including the resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, and our registered public accounting firm reports directly to the audit committee.

Our audit committee:

•	Has reviewed and discussed the unaudited financial statements for the six months ended June 30, 2009 and the audited financial statements for the year ended December 31, 2008 with management.

•	Has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended.

•
Has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independence of the independent auditors.

•
Recommended, based on the review and discussion set forth above, to the board of directors that the unaudited financial statements be included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2009, and that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2008.

Our audit committee is presently comprised Messrs. Elser, Esanu and Feldman.

Our board of directors has determined that each member of the audit committee is an independent director, using the NASDAQ standard of independence. The board also has determined that Mr. Elser qualifies as an “audit committee financial expert” under the rules of the SEC.

No member of our audit committee serves on the audit committee of any other public company.

Compensation Committee

Our compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally. The committee also serves as the granting and administrative committee under our equity compensation plans. The compensation committee does not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the compensation committee consults with the chief executive officer, who may make recommendations to the compensation committee. Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations. The committee also discussed compensation policies for employees who are not officers with the chief executive officer and other responsible officers. The compensation committee did not engage any compensation consultants or other persons performing similar functions.

Our compensation committee is presently comprised Messrs. Elser, Esanu, Feldman and Carney.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee:

•	Was an officer or employee during 2008 or 2009.

•	Was an officer during the three years prior to 2008, except that Mr. Carney was an officer until March 2006.

•	Had any relationship with us that is required to be disclosed as a related party transaction except as set forth under “Related Party Transactions.”

Board and Committee Attendance

The Board and its committees held the following number of meetings during the 2008:

Board of directors	5
Audit committee	4
Compensation committee	4

The number of meetings includes meetings that were held by means of a conference call and does not include actions taken by unanimous written consent. The executive committee did not meet during 2008.

Each director attended at least 75% of the total number of meetings of the board and those committees on which he served during the year. Our non-management directors did not meet in executive session during 2008.

Directors’ Compensation

We paid our non-management directors a fee of $6,875 per quarter and a meeting fee of $1,650 per meeting during 2008 and 2009.

In addition to the cash fees, our non-employee directors receive an annual automatic grant of an option to purchase 5,000 shares of common stock.  These options are exercisable in full at any time and in part from time to time beginning six months after the date of grant and expire ten years from the date of grant.  The options granted in 2008 have an exercise price of $0.03 per share and the options granted in 2009 have an exercise price of $0.022 per share.  In each case, the option exercise price is the average of high bid and low asked prices for the ten trading days preceding the date of grant.  As a result of the reverse split, the options granted in 2008 will become options to purchase 10 shares at $15.00 per share and the options granted in 2009 will become options to purchase 10 shares at $11.00 per share.

Directors’ Summary Compensation Table

The following table sets forth information concerning the compensation of non-employee directors for 2008.

Name	Fees Paid in Cash	Option Award[1]	Total
Herbert H. Feldman	$50,600	—	$50,600
Marco M. Elser	48,950	—	48,950
William V. Carney	50,600	—	50,600
Warren H. Esanu	50,600	—	50,600

[1]
The amount shown under “Option Award” reflects the dollar amount recognized for 2008 in accordance with SFAS 123R for options granted under the automatic grant provisions of our stock option plan.  The fair value of the options is inconsequential.

The option awards represent the options to purchase 5,000 shares of common stock which were automatically granted to each non-employee director on May 1 of each year, through 2008. At May 1, 2009, our former stock option plans had expired.   On May 11, 2009, our board of directors approved the 2009 long-term incentive plan, which, at the date of grant, 1,000,000 shares of common stock.  See “Approval of the 2009 Long-Term Incentive Plan.”

The following table sets forth the number of shares of common stock subject to options and warrants held by each of our non-employee directors at December 31, 2008.

Name	Shares subject to Options
Marco M. Elser	241,093
Warren H. Esanu	50,000
Herbert H. Feldman	50,000
William V. Carney	15,000

The shares issuable upon options and warrants held by Mr. Elser includes 201,093 shares issuable upon exercise of warrants held by Advicorp PLC, of which Mr. Elser is chief executive officer and part owner and has joint voting and dispositive power.

During 2001, 2002 and 2003, we accrued, but did not pay, our current non-management directors a total of approximately $203,100.  As of September 30, 2009, the balance of this accrual is $120,662.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our board of directors should address the communication either to the board of directors or to the individual director c/o Mr. Michael Tancredi, Secretary, Porta Systems Corp., 6851 Jericho Turnpike, Syosset, New York 11791. Mr. Tancredi will forward the communication either to all of the directors, if the communication is addressed to the board, or to the individual director, if the communication is directed to a director.

APPROVAL OF THE 2009 LONG-TERM INCENTIVE PLAN

Our board of directors believes that in order to attract and retain the services of executive and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies and that, to attract and retain the service of independent directors, it is necessary to provide an equity incentive. Accordingly, on May 11, 2009, our board of directors adopted, and in September 2009, the holder of more than a majority of our common stock approved, the 2009 long-term incentive plan, covering 1,000,000 shares of common stock. Set forth below is a summary of the 2009 plan.  At such time as the one-for-500 reverse split become effective, the number of shares issuable upon exercise of options or other rights granted under the 2009 plan will be reduced to 10,000 shares.  This summary is qualified in its entirety by reference to the full text of the 2009 plan, a copy of which is included as Appendix A to this information statement.  The text of the 2009 plan included as Appendix A reflects the 2009 plan as it will be in effect upon the effectiveness of the reverse split.

The 2009 plan provides for the grant of incentive and non-qualified options, stock grants, stock appreciation rights and other equity-based incentives to employees, including officers, and consultants. The 2009 plan is to be administered by a committee of not less than two directors each of whom is to be an independent director.  In the absence of a committee, the plan is administered by the board of directors. Independent directors are not eligible for discretionary options. The 2009 plan provided for the automatic grant of non-qualified stock options to our independent directors as follows:

•
On the date the 2009 plan was adopted by the board of directors, each independent director received a non-qualified option to purchase 5,000 shares of common stock at the average of the last reported price for our common stock on the ten trading days preceding the date of approval by the board, which was $0.022 per share;

•
On May 1 of each year, commencing May 1, 2010, each independent director will receive a nonqualified option to purchase 5,000 shares of common stock at an exercise price equal to the average of the last reported price for the common stock for the ten trading days immediately preceding the date of grant; and

•
Each newly elected independent director will receive a nonqualified option to purchase 10,000 shares at an exercise price equal to the average of the last ten trading days immediately preceding the date of becoming a director.

As of the date of this information statement, we had not granted any options or other equity-based incentive under the 2009 plan other than the automatic grants to independent directors.  Upon the effectiveness of the reverse split, the annual grant to directors will be for ten shares of common stock and the grant to the newly-elected independent directors will be for 20 shares of common stock.

The options granted to our independent directors are nonqualified options and become exercisable in full six months from the date of grant and expire on the earlier of (i) ten years from the date of grant or (ii) twelve months from the date such director ceases to be a director other than as a result of his death or disability.

Options intended to be incentive stock options must be granted at an exercise price per share which is not less than the fair market value of the common stock on the date of grant and may have a term which is not longer than ten years. If the option holder holds 10% of our common stock, the exercise price must be at least 110% of the fair market value on the date of grant and the term of the option cannot exceed five years.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the 2009 plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized).  This summary is not exhaustive. Further, the law may change and special rules may apply with respect to situations not specifically discussed in this information statement, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) may be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant's tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant's tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant's tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant's tax basis will equal the fair market value of the share on the date of exercise and the participant's holding period will begin on the day after the exercise date. The participant's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under “Incentive Stock Options - Disposition of Incentive Option Shares,” will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

Incentive stock options may only be granted to our employees.  The grant of an incentive stock option will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise of an incentive stock option, a participant's federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date of exercise of the incentive stock option. If an incentive stock option is exercised by delivery of shares that were previously acquired through the exercise of an incentive stock option, the delivery of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares

If the holder of an incentive option disposes of the stock acquired upon the exercise of the option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction

We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the 2009 plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Internal Revenue Code will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

Stock Appreciation Rights

The grant of stock appreciation rights will not result in any federal income tax to a participant. Upon the exercise of a stock appreciation or phantom stock right, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the stock, if any, received by the participant. At such time, we will be entitled to a tax deduction for the amount of income recognized by the participant. To date, we have not granted stock appreciation rights under any of our plans.

New Plan Benefits

The following table sets forth information relating to the benefits that have been granted pursuant to the 2009 plan from the date of its adoption through September 30, 2009 to the following classes of persons.

Name and Position	Dollar Value		Number of Units
Named executive officers	—		—
Executive officers, as a group	—		—
Non-executive directors, as a group		(a)	20,000
Non-executive officers employee group	—		—

(a)           The dollar value of the options is de minimus.

APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO (i) EFFECT A ONE-FOR-500 REVERSE SPLIT AND (ii) REDUCE OUR AUTHORIZED CAPITAL STOCK

Our board of directors has approved an amendment to our certificate of incorporation which will:

•	effect a one-for-500 reverse split of our common stock;

•	reduce the number of authorized shares of preferred stock to 100,000 shares; and

•	reduce the number of authorized shares of common stock to 100,000 shares.

As a result of the reverse split, each share of common stock outstanding at the effective time of the reverse split, will, without any action on the part of the holder thereof, become one five-hundredth of a share of common stock, which is 0.002 share of common stock for each shares owned on the effective date of the reverse split. The common stock, as presently constituted, is referred to as the old common stock, and the common stock resulting from the reverse split is referred to as the new common stock.

Our certificate of incorporation presently authorizes the issuance of 1,000,000 shares of preferred stock and 20,000,000 shares of common stock.  Pursuant to the amendment to our certificate of incorporation, the number of authorized shares of preferred stock will be reduced to 100,000 shares and the number of authorized shares of common stock will be reduced to 100,000 shares.  The par value of our preferred stock and our common stock will not be affected by the amendment to our certificate of incorporation.  As of the date of this information statement, there are no shares of preferred stock outstanding.

No fractional shares of common stock will be issued in the reverse split.  We will pay cash in lieu of fractional shares based on the fair value of the common stock, which was determined by the board of directors to be $48.25 per share after giving effect to the reverse split.  The board of directors determined that the fair value of the common stock would be the average of the daily average of the closing bid and asked prices for our common stock for the month of September 2009, which was $0.0965 per share.  After giving effect to the reverse split, this fair value per share of common stock would be $48.25, which is computed by multiplying $0.0965 by 500.

By effecting the reverse split and paying cash for fractional shares, we will reduce the number of record owners of our common stock so that we will have fewer than 300 stockholders of record.  When we have fewer than 300 record owners of our common stock we will be able to terminate our registration under the Securities Exchange Act.  As a result of the termination of our registration under the Securities Exchange Act:

•
We will not be required to file annual reports, quarterly and current reports which are due after we file the notice of termination of registration.  We currently file annual reports on Form 10-K, which include our audited year-end financial statements, quarterly reports on Form 10-Q, which include unaudited quarterly and year-to-date financial statements, and current reports on Form 8-K, which report significant matters.  If the reverse split becomes effective before November 14, 2009, we will not be required to file a Form 10-Q for the quarter ended September 30, 2009.  If the reverse split becomes effective subsequent to November 14, 2009 and prior to March 30, 2010, we will not be required to file a Form 10-K for the year ended December 31. 2009.

•
We will not be required to provide you with a proxy statement in connection with a meeting of stockholders or with an information statement in connection with action taken without a meeting.  We would be required to give you notice of the meeting or notice of action taken without a meeting under the Delaware General Corporation Law, but we would not be required to provide you with the information that is required to be included in a proxy statement or an information statement.

•
We would not be subject to provisions of the Sarbanes Oxley Act, which, among other provisions, would require us to obtain attestation by our independent auditors as to our internal controls over financial reporting.

•	Our officers, directors and 10% stockholders would not be required to file beneficial ownership reports on Forms 3, 4 and 5.

•	Holders of 5% of our stock would not be required to file statements of beneficial ownership on Schedules 13D or 13G.

In addition, many brokerage firms may have policies which discourage purchases and sales of stock of companies that are not reporting companies.

We presently have 20,000,000 authorized shares of common stock, of which 9,954,569 shares are outstanding, 165,000 shares are reserved for issuance upon exercise of outstanding options, 100,546 shares are reserved for issuance to holders of debentures under our 2008 debt restructure, and 201,093 shares issuable upon exercise of warrants issued as part of our 2008 debt restructure. There are no outstanding convertible securities.

The reverse split will become effective upon the filing with the Delaware Secretary of State of an amendment to our certificate of incorporation which states that, upon the filing of the certificate of amendment, the number of authorized shares of common stock will be reduced to 100,000 and each share of common stock then issued and outstanding would automatically become and be converted into 1/500 share of common stock, which is 0.002 share.  Each option or warrant to purchase one share of common stock will become an option to purchase 0.002 shares of common stock at an exercise price equal to 500 times the exercise price in effect immediately prior to the reverse split.

As a result of the reverse split:

•	We would have approximately 19,900 shares of common stock outstanding, of which 14,076 would be owned by Gates Systems Holdings, LTD, a wholly-owned subsidiary of Cheyne, our senior lender;

•	Approximately 330 shares of common stock would be issuable upon exercise of outstanding options.

•	Approximately 201 shares would be reserved for issuance to the holders of our outstanding debentures pursuant to the 2008 debt restructuring.

•	Approximately 402 shares would be issuable upon the exercise of warrants.

As a result of the reverse split, the options to purchase 165,000 shares of common stock held by our independent directors as of September 30, 2009 will become options to purchase approximately 330 shares of common stock at exercise prices ranging from $1,015.00 to $11.00 per share.  These options presently have option exercise prices ranging from $2.03 to $0.022 per share.

The reverse split would decrease the number of shares of common stock outstanding and presumably increase the per share market price for the new common stock. However, we cannot predict what effect, if any, the reverse split will have on the market for or the price of our common stock.  Because we will cease to be a reporting company, brokers may be reluctant to process trades in our stock.  Stocks that are not listed on a stock exchange or market or trade for less than $5.00 may be subject to restrictions pursuant to the internal rules of many brokerage houses.  These restrictions tend to adversely impact a stock’s marketability and, consequently, the stock’s price.  Since our stock price is presently very low, it is possible that some of these restrictions may already affect our stock.

Moreover, many leading brokerage firms are reluctant to recommend lower-priced securities, especially those that are issued by companies that are not reporting companies and have low stock prices and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks.

Based on the reduced number of record holders of our common stock our board of directors has elected to terminate our registration under the Securities Exchange Act following the effectiveness of the reverse split. We estimate the anticipated cost savings resulting from the elimination of reporting obligations, including the incremental cost of compliance with the auditor attestation requirements of Section 404 of the Sarbanes Oxley Act of 2002, will be financially significant. We believe that the Sarbanes-Oxley legislation and continued reporting pursuant to the Securities Exchange Act do not provide any discernable benefit to us or our stockholders because of our financial condition. We believe we and our stockholders are better served to the extent that we can apply our financial and management resources to our growth.

Principal Effects of the Reverse Split

As described above, the total number of shares of common stock that are outstanding and are issuable upon exercise of options and warrants will be reduced by 99.8%.  Under the 2009 plan, the annual grant to our independent directors will become an option to purchase ten shares of new common stock.

We will obtain a new CUSIP number and we expect to obtain a new stock symbol for the new common stock effective at the time of the reverse split. Following the effectiveness of the reverse split, we will provide each record holder of common stock with information to enable such holder to obtain new stock certificates.

The certificate of amendment amending our certificate of incorporation will be filed with the Secretary of State of Delaware and the reverse split will become effective as of the close of business on the date of such filing.

Our stockholders will not have any right of appraisal or any other right with respect to the reverse split other than the right to receive cash for fractional shares as described in this information statement.

Reasons for the Reverse Split

Our board of directors considered many factors in unanimously approving the reverse split, including the following:

•	The nature and limited extent of the trading in our common stock as well as the market value that the public markets are currently applying to us.

•	The direct and indirect costs associated with the preparation and filing of our periodic reports with the SEC.

•
The costs associated with complying with the Sarbanes-Oxley Act, particularly as a result of the requirement for attestation by our independent auditors as to our internal controls over financial reporting.

•
The fact that many other typical advantages of being a public company are not currently available to us, including enhanced access to capital and the ability to use equity securities to acquire other businesses.

•	The current level of analyst coverage and minimal liquidity for our common stock under current and reasonably foreseeable market conditions.

The board also considered our financial resources and our dependence upon our senior lender, who, through its wholly-owned subsidiary, is the holder of more than 70% of our common stock.  Because of our financial condition, we have no potential source of funding other than our senior lender, and our senior lender has indicated that it will not lend us any additional funds.

In addition to the significant time and cost savings resulting from termination of our registration under the Securities Exchange Act, the board believes that this action will allow our management to focus its attention and resources on building longer-term enterprise value.

For the reasons described under “Approval of the Amendment to our Certificate of Incorporation to (i) Effect a One-for-500 Reverse Split and (ii) Reduce our Authorized Capital Stock,” our board of directors believes that the reverse split is fair to our stockholders.

Market and Market Price for Our Common Stock

Our common stock is traded on the OTC Bulletin Board under the symbol PORT; however, trading in our stock is not active and there are frequent days when there are no reported sales of our common stock. Once we are no longer a reporting company, if our stock trades, it will trade on the pink sheets.

The following table sets forth, for 2007, 2008 and the first three quarters of 2009, the quarterly high and low bid prices for our common stock on the OTC Bulletin Board as provided by the Nasdaq Stock Market, Inc. These prices represent inter-dealer quotations without retail markup, markdown, or commission and may not necessarily represent actual transactions. These prices reflect the one-for-11.11 reverse split which became effective on July 31, 2008.

	2007		2008		2009
	High	Low	High	Low	High	Low
First quarter	$2.00	$1.22	$1.33	$0.56	$0.08	$0.02
Second quarter	2.00	1.22	0.56	0.17	0.18	0.02
Third quarter	1.78	1.22	0.33	0.01	0.51	0.01
Fourth quarter	1.44	0.66	0.12	0.08	-	-

On October 1, 2009, the last reported sales price of our common stock was $0.055 per share. On that date, the most recent reported sale of our common stock had been made on August 13, 2009.

We did not declare or pay any cash dividends in 2009, 2008 or 2007, and we do not anticipate paying cash dividends in the foreseeable future. Our agreement with the holder of our senior debt prohibits us from paying cash dividends on our common stock or from acquiring our common stock.

Exchange of Certificate and Elimination of Fractional Share Interests

On the effective date of the reverse split, each share of old common stock will automatically be combined and changed into 0.002 share of new common stock. No additional action on our part or on the part of any stockholder will be required in order to effect the reverse split. Stockholders will be requested to exchange their certificates representing shares of old common stock held prior to the reverse split for new certificates representing shares of new common stock issued as a result of the reverse split. Stockholders will be furnished the necessary materials and instructions to enable them to effect such exchange promptly after the effective date. Certificates representing shares of old common stock subsequently presented for transfer will not be transferred on our books and records, but we will effect the conversion of the old common stock into shares of new common stock. Stockholders should not submit any certificates until requested to do so.

In the event any certificate representing shares of old common stock is not presented for exchange upon our request, any dividends or other distributions that may be declared after the effective date of the reverse split with respect to the new common stock represented by such certificate will be withheld by us until the certificate for the old common stock has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of new common stock will be issued to any stockholder. Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of new common stock will be paid for their fractional shares based on a valuation of $48.25 per share of common stock after giving effect to the reverse split.

There is no active market for our common stock.  On October 1, 2009, the last reported sales price for our common stock was $0.055 per share, which related to a reported sale on August 13, 2009.  There were no reported sales of our common stock during the period between August 13, 2009 and October 1, 2009.  The board of directors determined that the fair value of the common stock would be the average of the daily average of the closing bid and asked prices for our common stock for the month of September 2009, which was $0.0965 per share.  After giving effect to the reverse split, this fair value per share of common stock would be $48.25, which is computed by multiplying $0.0965 by 500.

Possible Transactions Following Termination of Registration under the Securities Exchange Act

We have in the past engaged in discussions with other companies with respect to the sale of all or part of our business. These discussions have not resulted in any agreement, and all of these negotiations have been terminated. We continue to solicit inquiries from companies in our industry that are evaluating the possibility of acquiring our business. We will negotiate in good faith with respect to proposals that the board of directors believes are in our best interest. Although we are not currently engaged in negotiations, it is possible that we may enter into negotiations relating to the sale of either or both of our divisions. We cannot predict whether we will enter into an agreement with respect to any sale, what the terms of any sale would be or the extent, if at all, such a sale would result in payments to our stockholders. Thus, it is possible that we may sell our business on terms which will not generate a significant payment, or any payment, to our common stockholders. Even with operating income during the first six months of 2009, we reported operating losses during 2007 and 2008 which may affect both our ability to effect a sale of all or part of our business and the terms on which any sale could be made. If we were unable to effect a sale and to generate sufficient profit from operations, it may be necessary for us to seek protection under the Bankruptcy Code.

Federal Income Tax Consequences of the Reverse Stock Split

The combination and change of each 500 shares of the old common stock into one share of new common stock should be a tax-free transaction, and the holding period and tax basis of the old common stock will be transferred to the new common stock received in exchange therefore.  Provided that the old common stock is held as a capital asset, the cash paid for fractional shares will be treated as a payment in redemption of the fractional shares and the stockholder will recognize a capital gain or loss, as the base may be, on the difference between the stockholder’s basis in the fractional share and the payment in lieu of the fractional share.

This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Summary Financial Information

The following tables set forth certain selected consolidated financial information derived from our unaudited financial statements for the six months ended June 30, 2009 and 2008, which are included in our Form 10-Q quarterly report for the six months ended June 30, 2009 and our financial statements for the years ended December 31, 2008 and 2007, which are included in our Form 10-K annual report for the year ended December 31, 2008.  Our Form 10-Q quarterly report for the six months ended June 30, 2009 and our Form 10-K annual report for the year ended December 31, 2008, accompany this informational statement.

Statement of Operations Information (in thousands, except per share amounts):

	Six Months Ended June 30,		Year Ended December 31,
	2009	2008	2008	2007

Sales	$14,075	$13,222	$26,737	$27,820
Gross profit	3,501	3,683	5,735	8,060
Operating income (loss) from continuing operations	203	263	(905)	(81)
Interest expense, net of interest income and other income	450	1173	1,387	2,066
Income tax expense	148	36	60	76
Loss from continuing operations before extraordinary gain and discontinued operations	(395)	(946)	(2,352)	(2,223)
Loss from discontinued operations (net of zero tax)	-	-	-	(521)
Extraordinary gain on troubled debt restructure (net of zero tax)	-	-	17,502	-
Net income (loss)	(395)	(946)	15,150	(2,744)
Net comprehensive (loss) income	(706)	(1,068)	14,365	(2,704)
(Loss) income per share (basic and diluted):
Continuing operations	$(0.04)	$(1.05)	$(0.50)	$(2.46)
Discontinued operations	-	-	-	(0.58)
Extraordinary item	-	-	3.73	-
Net (loss) income per share	$(0.04)	$(1.05)	$3.23	$(3.04)
Weighted average shares of common stock outstanding	9,955	905	4,688	905

Balance Sheet Information (in thousands):

	June 30,	December 31,
	2009	2008	2007
Working capital (deficiency)	$(441)	$827	$(34,513)
Total assets	13,459	15,761	16,899
Total current liabilities	9,320	10,331	46,719
Long-term liabilities	20,889	21,474	707
Stockholders’ (deficit)	(16,750)	(16,044)	(30,527)

APPROVAL OF THE SELECTION OF INDEPENDENT ACCOUNTING FIRM

The audit committee has approved the selection of BDO Seidman, LLP as our independent registered accounting firm for the year ended December 31, 2009. The following is a summary of the fees for professional services rendered by our independent accountants, BDO Seidman, LLP, for the years ended December 31, 2008 and 2007.

	Fees
Fee Category	2008	2007
Audit fees	$232,500	$288,000
Audit-related fees	48,000	42,000
Tax fees	35,000	32,000
Other fees	65,000	14,100
Total Fees	$381,000	$376,100

Audit fees.     Audit fees represent fees for professional services performed by BDO Seidman, LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-related fees.     Audit-related fees represent fees for assurance and related services performed by BDO Seidman, LLP that are reasonably related to the performance of the audit or review of our financial statements. The specific service was the audit of our retirement plan in 2007, which was not required in 2008.

Tax Fees. Tax fees represent fees for tax compliance services performed by BDO Seidman, LLP.

Other fees.      BDO Seidman, LLP performed services related to the restructuring of our senior and subordinated debt and related proxy statement for the 2008 annual meeting.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis. All services were pre-approved by the audit committee.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of September 25, 2009, by:

•	each director and nominee for director;
•	each officer named in the summary compensation table;
•	each person known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and
•	all directors and executive officers as a group.

Name	Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Cheyne Capital Management (UK) LLP	7,038,236	70.6%
William V. Carney	31,074	*
Michael A. Tancredi	25,533	*
Warren H. Esanu	76,977	*
Herbert H. Feldman	55,368	*
Marco M. Elser	382,703	3.8%
Edward B. Kornfeld	252,368	2.5%
Leslie K. Brand	11,277	*
All directors and executive officers as a group (7 individuals)	835,300	8.1%

*            Less than 1%.

Except as otherwise indicated, each person has the sole power to vote and dispose of all shares of common stock listed opposite his name.

The number of shares owned by our directors and officers named in the summary compensation table includes shares of common stock which are issuable upon exercise of options and warrants that are exercisable at September 25, 2009 or will become exercisable by November 24, 2009. Set forth below is the number of shares of common stock issuable upon exercise of those options for each of these directors and officers.

Name	Shares
William V. Carney	20,000
Michael A. Tancredi	—
Warren H. Esanu	50,000
Herbert H. Feldman	50,000
Marco M. Elser	246,093
Edward B. Kornfeld	—
Leslie K. Brand	—
All officers and directors as a group	366,093

The shares beneficially owned by Mr. Elser represent (a) 114,403 shares held by Watersfield Ltd., of which Mr. Elser has joint voting and dispositive power, and (b) 201,093 shares issued upon exercise of warrants held by Advicorp PLC, of which Mr. Elser is chief executive officer and part owner and has joint voting and dispositive power.

As a result of the one-for-500 reverse split, the number of shares subject to options will be approximately 732 shares, at exercise prices ranging from $1,015.00 to $11.00 per share.

MANAGEMENT

The following table sets forth certain information with respect to our executive officers.

Name of Executive Officer	Position
Edward B. Kornfeld	Chief executive officer
Michael A. Tancredi	Senior vice president, secretary and treasurer
Leslie K. Brand	Chief financial officer

All of our officers serve at the pleasure of the board of directors. Mr. Kornfeld and Mr. Tancredi are members of the board of directors. See “Election of Directors” for information concerning Mr. Kornfeld and Mr. Tancredi. There is no family relationship between any of our executive officers.

Ms. Brand joined us as corporate controller in August 2007 and became our chief financial officer in February 2009.  Prior to joining us, Ms. Brand was employed by Recourses Global Professionals from November 2004 until July 2007.  In this capacity, she served as a consultant to CA, Inc. in its Sarbanes Oxley initiative.  Ms. Brand spent eight years in public accounting with KPMG and PricewaterhouseCoopers and has more than 15 years in managerial positions within manufacturing companies in the food and drug industries. Ms. Brand is a CPA.

SUMMARY COMPENSATION TABLES

The following tables set forth below a summary of the dollar values of the compensation provided in 2008 and 2007 to our principal executive and financial officer and the only other officer who received compensation of $100,000 or more during 2008.

Name	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified deferred compensation earnings	All Other Compensation	Total

Edward B. Kornfeld, chief executive officer	2008	$275,000	$-	$3,000	$-	$-	$-	$7,014	$285,014
and chief financial officer	2007	271,250	-	-	-	-	-	6,939	278,189

Michael Tancredi, Senior	2008	100,000	-	264	-	-	36,750	$5,329	142,343
Vice President, Treasurer and Secretary	2007	98,125	-		-	-	36,750	6,171	141,046

Mr. Kornfeld’s compensation does not include fees of $12,000 paid in 2008 and $12,000 paid in 2007 to Tatum CFO Partners, of which Mr. Kornfeld is a partner, for services rendered to us by Mr. Kornfeld. “All Other Compensation” includes a payment to the executive’s account pursuant to our 401(k) Plan, group life insurance in amounts greater than that available to all employees and special long term disability coverage.  All Other Compensation includes for Mr. Kornfeld 401(k) match ($3,450) and supplemental insurance ($3,564) for 2008, 401(k) match ($3,375) and supplemental insurance ($3,564) for 2007. As part of our debt restructuring, Mr. Kornfeld was granted 250,000 shares of the Company’s stock in recognition of his services in the negotiations required to consummate the restructure.

Mr. Tancredi’s “All Other Compensation” includes 401(k) match ($385) and supplemental insurance ($4,944) for 2008.  As part of our debt restructuring, Mr. Tancredi was granted 22,000 shares of the Company’s stock in recognition of his services related to the continued development of our business.

Neither, Mr. Kornfeld or Mr. Tancredi had any unexercised options or stock rights as of December 31, 2008, nor did either of them exercise any options or stock rights in 2007 or 2008.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code precludes a public corporation from taking a deduction for compensation in excess of $1 million for its chief executive officer or any of its four other highest paid executive officers, unless certain specific and detailed criteria are satisfied. We do not believe that this provision will affect the deductibility of our compensation to our chief executive officer under his employment agreement.

Employment Agreements

We have an employment agreement and an income continuation agreement with Mr. Kornfeld. The employment agreement has a term which expires March 31, 2010 and continues on a year-to-year basis thereafter unless terminated by either party on not less than 90 days’ prior written notice. Salary is determined by the board, except that the salary may not be reduced except as a part of a salary reduction program applicable to all executive officers and was increased to $275,000 on April 1, 2007. Upon death or termination of employment as a result of a disability, Mr. Kornfeld or his estate is to receive a payment equal to three months salary. Upon a termination without cause, Mr. Kornfeld is entitled to receive his then current salary for twelve months plus one month for each full year of service up to a maximum aggregate of 24 months. In the event that Mr. Kornfeld is covered by an executive severance agreement, including the income continuation agreements (as described below), which provides for payments upon termination subsequent to a “change of control,” Mr. Kornfeld would be entitled to the greater of the severance arrangements as described in this paragraph or the severance payments under the executive severance agreements. We also have a month-to-month agreement with Tatum CFO Partners of which Mr. Kornfeld is a partner, pursuant to which we pay Tatum CFO Partners $1,000 per month for Mr. Kornfeld’s services.

The income continuation agreement provides that, in the event that a change of control occurs and Mr. Kornfeld’s employment with us is subsequently terminated by us other than for cause, death or disability, or is terminated by Mr. Kornfeld as a result of a substantial alteration in his duties, compensation or other benefits, the executive shall be entitled to the payment of an amount equal to his monthly salary at the rate in effect as of the date of his termination (or, if higher, as in effect immediately prior to the change in control) plus the pro rata monthly amount of his most recent annual bonus paid immediately before the change of control multiplied by 24. For purposes of the income continuation agreement, a change of control is defined as one which would be required to be reported in response to the proxy rules under the Securities Exchange Act of 1934, as amended, the acquisition of beneficial ownership, directly or indirectly, by a person or group of persons of our securities representing 25% or more of the combined voting power of our then outstanding securities, or, during any period of two consecutive years, if individuals who at the beginning of such period constituted the board cease for any reason to constitute at least a majority thereof unless the election of each new director was nominated or ratified by at least two-thirds of the directors then still in office who were directors at the beginning of the period. The change of control must occur during the term of the income continuation agreement, which is currently through July 31, 2010 and is renewed automatically unless we give 60 days’ notice prior to August 1 of any year of our election not to renew the agreement. If such a change of control occurs during the effectiveness of the income continuation agreement, any termination of Mr. Kornfeld during the 18 months following the change of control will result in the payment of the compensation described above.

We have an employment agreement with Mr. Tancredi, senior vice president, treasurer and secretary. The employment agreement has a term which expires July 31, 2009 and continues on a year-to-year basis thereafter unless terminated by either party on not less than 90 days’ prior written notice. Salary is determined by the board, except that the salary may not be reduced except as a part of a salary reduction program applicable to all executive officers. Upon death or termination of employment as a result of a disability, Mr. Tancredi or his estate is to receive a payment equal to three months salary. Upon a termination without cause, Mr. Tancredi is entitled to receive his then current salary for the remained of the term of the agreement or six months’ salary, whichever is greater.  Mr. Tancredi’s current annual salary is $100,000.

RELATED PARTY TRANSACTIONS

We had outstanding obligations to current directors for unpaid fees in the amount of $203,100 for unpaid directors’ fees from periods prior to 2004. Pursuant to the debt restructuring, we were scheduled to pay these obligations, without interest, on February 15, 2009.  As of September 30, 2009, $120,662 remained outstanding.

During 2008 and 2007, the law firm of Katsky Korins LLP to which Warren H, Esanu, a director, is senior counsel, provided legal services to us, for which it received fees of $367,000 and $390,000 for 2008 and 2007, respectively. Katsky Korins is continuing to render legal services to us during 2009.  As part of the debt restructuring, Katsky Korins agreed to accept payments of $285,000 in full satisfaction of accrued past legal fees in the amount of $607,836.  Such fees were payable at the rate of $1,000 per month for 85 months, effective January 1, 2007, provided that any monthly installments that were not made prior to August 22, 2008 were to be paid on that date.  No fees were paid to Katsky Korins pursuant to this agreement in 2007.  During 2008, we paid Katsky Korins $105,000, and $180,000 remained outstanding at December 31, 2008.  We paid the balance during 2009.

As part of the debt restructuring in 2008:

•	Mr. Esanu received a note in the amount of $33,538 and 26,977 shares of common stock in respect of subordinated notes in principal amount of $116,969, on which there was accrued interest of $146,343.

•
Watersfield, Ltd., of which Marco M. Elser, a director, has joint voting and disposition power, received a note in the amount of $142,226 and 114,403 shares of common stock in respect of subordinated notes in principal amount of $500,000, on which there was accrued interest of $603,941.

Mr. Esanu and Watersfield received stock and notes in respect of their subordinated notes on the same terms and conditions as the other holders of subordinated notes.  The notes will be repaid based upon a 25-year amortization schedule and will mature January 31, 2016.  The notes bear interest at 10% annually payable quarterly in arrears.

Mr. Elser also holds our convertible debentures in the principal amount of $105,000.  Pursuant to the debt restructuring, Mr. Elser has the right to exchange the debentures for a subordinated note in the amount of $27,273 and 27,422 shares of old common stock, which would be 54 shares of new common stock as a result of the reverse split.

Mr. Elser is chief executive officer and a part owner of Advicorp.  For services relating to our debt restructuring, we will pay Advicorp a fee of $200,000, payable, without interest, in 25 equal monthly installments commencing January 2009, and we granted to Advicorp warrants to purchase 201,093 shares of common stock at an exercise price of $0.10 per share, which was the average closing price of the common stock on the five trading days commencing August 31, 2008.  As of the date of this report, we have not met all of the monthly payments.  As a result of the reverse split, the warrant will become a warrant to purchase 402 shares of new common stock at an exercise price of $50.00 per share.

At the time of the debt restructuring, pursuant to which we effected a one-for-11.11 reverse split, there were outstanding options to purchase 155,000 shares of common stock, all of which are held by our outside directors. These options had exercise prices ranging from $2.03 per share to $.031 per share. The board of directors, including all of our outside directors, determined that the number of shares subject to the options and the option price per share will not be affected by such reverse split. As a result, following the effectiveness of the reverse split in August 2008, our independent directors continued to hold options to purchase a total of 165,000 shares of common stock at exercise prices ranging from $2.03 per share to $.022 per share.  As a result of the one-for-500 reverse split, these options will become options to purchase approximately 330 shares of common stock at exercise prices ranging from $1,105.00 to $11.00 per share.

FINANCIAL STATEMENTS

Our audited financial statements, which include our consolidated balance sheets at December 31, 2008 and 2007, and the related consolidated statements of operations and comprehensive income, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2008, are included in our Form 10-K for the year ended December 31, 2008. Our unaudited financial statements, which include our consolidated balance sheet at June 30, 2009 and the related consolidated statements of operations and comprehensive income, stockholders’ equity and cash flows for the six months ended June 30, 2009 and 2008 are included in our Form 10-Q for the six months ended June 30, 2009. A copy of our 10-K for 2008 and our 10-Q for the six months ended June 30, 2009 accompany the delivery of this information statement.

Copies of our Form 10-K for the year ended December 31, 2008 and the Form 10-Q for the six months ended June 30, 2009 may be obtained without charge by writing to Mr. Michael A. Tancredi, Secretary, Porta Systems Corp., 6851 Jericho Turnpike, Syosset, New York 11791. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. Copies of our Form 10-K and 10-Q are available on our website at http://www.portasystems.com/secfilings/index.html. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

By	Order of the Board of Directors

Edward B. Kornfeld
Chief Executive Officer
Syosset, New York
October    , 2009

Appendix A

PORTA SYSTEMS CORP.

2009 Long-Term Incentive Plan

As amended to reflect one-for-500 reverse split

1.            Purpose; Definitions.

The purpose of the Porta Systems Corp. 2009 Long-Term Incentive Plan (the “Plan”) is to enable Porta Systems Corp. (the “Company”) to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company’s stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)           “Affiliate” means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Book Value” means, as of any given date, on a per share basis (i) the stockholders’ equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(d)           “Cause” means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant’s willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or conduct which results in civil or criminal liability or penalties, including penalties pursuant to a consent decree, order or agreement, on the part of the Company; provided, however, that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “cause,” then “cause” shall have the meaning as defined in such Employment Agreement.

(e)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)           “Commission” means the Securities and Exchange Commission or any successor thereto.

(g)           “Committee” means the Committee referred to in Section 2 of the Plan.  If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(h)           “Company” means Porta Systems Corp., a Delaware corporation, or any successor corporation.

(i)           “Deferred Stock” means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

(j)           “Disability” means disability as determined under procedures established by the Committee for purposes of the Plan; provided that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “disability,” then “disability” shall have the meaning as defined in such Employment Agreement.

(k)           “Early Retirement” means retirement,

 (l)           with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

(m)          “Employment Agreement” shall mean an employment or consulting agreement or other agreement pursuant to which the participant performs services for the Company or a Subsidiary or Affiliate.

(n)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

(o)           “Fair Market Value” means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

(p)           “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q)           “Independent Director” shall mean a director who is both (i) a “non-employee director” as set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission as long as said rule (or successor rule) shall have such a definition, and (ii) an independent director as determined by the rules or regulations of the principal stock exchange or market on which the Stock is traded or, if the Stock is not listed or traded on such exchange, as defined under the rules of the Nasdaq Stock Market.  Any director who is an Affiliate of the beneficial owner of more than 40% of the outstanding Stock shall not be deemed to be an Independent Director.

(r)           “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(s)           “Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65 or such other age as is designated by the Company, Subsidiary or Affiliate as the normal retirement age.

(t)           “Other Stock-Based Award” means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

(u)           “Plan” means this Porta Systems Corp. 2009 Long-Term Incentive Plan, as hereinafter amended from time to time.

(v)           “Restricted Stock” means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

(w)          “Retirement” means Normal Retirement or Early Retirement.

(x)           “Stock” means the common stock, par value $.01 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company’s certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

(y)           “Stock Appreciation Right” means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

(z)           “Stock Option” or “Option” means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

(aa)         “Stock Purchase Right” means the right to purchase Stock pursuant to Section 9 of the Plan.

(bb)         “Subsidiary” means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.  The Board may elect to treat as a Subsidiary an entity in which the Company possesses less than 50% of the total combined voting power of all classes of equity if, under generally accepted accounting principles, the Company may include the financial statements of such entity as part of the Company’s consolidated financial statements (other than as a minority interest or other single line item).

In addition, the terms “Change in Control,” “Potential Change in Control” and “Change in Control Price” shall have meanings set forth, respectively, in Sections 11(b), (c) and (d) of the Plan.

2.           Administration.

(a)           The Plan shall be administered by a Committee of not less than two directors all of whom shall be Independent Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board.  If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board.

(b)           The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan, provided that Independent Directors shall not be eligible for options or other benefits pursuant to the Plan other than as provided in Sections 4(b) and 4(c) of the Plan:  Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards.  In particular, the Committee shall have the authority:

(i)  to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

(ii)  to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

(iii)  to determine the number of shares to be covered by each such award granted pursuant to the Plan;

(iv)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

(v)  to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

(vi)  to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

(vii)  to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed  be earned on any deferred amount during any deferral period;

(viii)  to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

(ix)  to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

(c)           In the event that any officers or other participants have Employment Agreements with the Company which provide for the grant of options to such participants, unless the Committee or the Board otherwise determines, the options shall be treated for all purposes as if they were granted pursuant to this Plan as long as there is a sufficient number of shares available for grant pursuant to this Plan.

(d)           The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

(e)           All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3.           Stock Subject to Plan.

(a)           The total number of shares of Stock reserved and available for distribution under the Plan shall be ten thousand (10,000) shares of Stock.  In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

(b)           Subject to Section 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

(c)           In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number, and provided that the treatment of such options and rights shall be consistent with the nature of the event.  Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4.           Eligibility.

(a)           Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Sections 4(b) and 4(c) of the Plan, Independent Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

(b)           On (i) the date this Plan is first approved by the board of directors, and (ii) the first trading day in of the May of each year, commencing in 2010 (provided, however, that if the Corporation changes its fiscal year from the calendar year, the date shall be the first trading day of the fifth month following the completion of the fiscal year, commencing with the first such fiscal year that ends after December 31, 2009), each person who is a Independent Director on such date shall automatically be granted a Non-Qualified Stock Option to purchase ten (10) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors at such date).  Such Stock Options shall be exercisable at a price per share equal to the greater of (i) the average of the closing price of the Common Stock (or, if the closing price is not reported on any such day, the average of the high bid and low asked prices on such date) for the last ten (10) trading days in April of such year or (ii) the par value of one share of stock,.  The Non-Qualified Stock Options granted pursuant to this Section 4(b) and pursuant to Section 4(c) of the Plan shall become exercisable six months from the date of grant, and shall expire ten years from the date of grant.  The provisions of this Section 4(b) and said Section 4(c)  may not be amended more than one (1) time in any six (6) month period other than to comply with changes in the Code or the Employee Retirement Income Security Act (“ERISA”) or the rules thereunder.

(c)           At the time an Independent Director is first elected to the Board, such person shall automatically be granted a Non-Qualified Stock Option to purchase twenty (20) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors who are elected as directors at such date). Such Stock Options shall be exercisable at a price per share equal to the average of the closing price of Common Stock for the preceding last ten (10) trading days (if the closing price is not reported on any such day, the average of the high bid and low asked prices on any such date).

5.           Stock Options.

(a)           Administration.  Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.  Stock Options granted under the Plan may be of two types:  (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.  The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

(b)           Option Grants.  Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(i)  Option Price.  The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

(ii)  Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

(iii)  Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant.  If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

(iv)  Method of Exercise.

(A)           Subject to whatever installment exercise provisions apply under Section 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept.  As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

(B)           If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

(C)           No shares of Stock shall be issued until full payment therefor has been received by the Company.  In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

(D)           Subject to Section 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14(a) of the Plan.

(v)  Non-Transferability of Options.  No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(vi)  Termination by Death.  Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii)  Termination by Reason of Disability or Retirement.  Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.  In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(viii)  Other Termination.  Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

(ix)  Incentive Stock Options.

(A)         Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

(B)          To the extent required for “incentive stock option” status under Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000.  If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Section 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

(C)          To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(I)  If (x) a participant’s employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an “incentive stock option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(II)  if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

(x)  Buyout Provisions.  The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(xi)  Settlement Provisions.  If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6.           Stock Appreciation Rights.

(a)           Grant and Exercise.

(i)  Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan.  In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option.  In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

(ii)  A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

(iii)  A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose.  Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Section 6(b).  Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b)           Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i)  Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.  The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

(ii)  Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.  When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise.  When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

(iii)  Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(b)(v) of the Plan.

(iv)  Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

(v)  In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

(vi)  The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7.           Restricted Stock.

(a)           Administration.  Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Section 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.  The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine.  The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b)           Awards and Certificates.

(i)  The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(ii)  The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

(iii)  Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Section 7(b)(ii).

(iv)  Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock.  Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(v)  The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

(c)           Restrictions and Conditions.  The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i)  Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan.  Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

(ii)  Except as provided in this Section 7(c)(ii) and Section 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings.  The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested.  Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution.  Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

(iii)  Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment or other services with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv)  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

(d)           Minimum Value Provisions.  In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8.           Deferred Stock.

(a)           Administration.  Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).  The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine.  The provisions of Deferred Stock awards need not be the same with respect to each recipient.

(b)           Terms and Conditions.  The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

(i)  Subject to the provisions of the Plan and the award agreement referred to in Section 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.  At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

(ii)  Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

(iii)  Subject to the provisions of the award agreement and this Section 8, upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv)  Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

(v)  A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion.  Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

(vi)  Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

(c)           Minimum Value Provisions.  In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

9.           Stock Purchase Rights.

(a)           Awards and Administration.  The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

(i)  at its Fair Market Value on the date of grant;

(ii)  at  a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

(iii)  at an amount equal to Book Value on such date; or

(iv)  at an amount equal to the par value of such Stock on such date.

The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.  The terms of Stock Purchase Rights awards need not be the same with respect to each participant.  Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

(b)           Exercisability.  Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed sixty (60) days.  However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Section 9(a) of the Plan.

10.          Other Stock-Based Awards.

(a)           Administration.

(i)  Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock (“Other Stock-Based Awards”), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company’s certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

(ii)  Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards.  The Committee may also provide for the grant of Stock upon the completion of a specified performance period.  The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b)           Terms and Conditions.  Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

(i)  Subject to the provisions of the Plan and the award agreement referred to in Section 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii)  Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii)  Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv)  In the event of the participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 10.

(v)  Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

(vi)  Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11.          Change in Control Provisions.

(a)           Impact of Event.  In the event of a “Change in Control,” as defined in Section 11(b) of the Plan, or a “Potential Change in Control,” as defined in Section 11(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

(i)  Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested and any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

(ii)  The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

(iii)  The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested (including such rights which shall have become vested pursuant to Sections 11(a)(i) and (ii) of the Plan), shall be purchased by the Company (“cashout”) in a manner determined by the Committee, in its sole discretion, on the basis of the “Change in Control Price” as defined in Section 11(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control or Potential Change of Control, determine that this Section 11(a)(iii) shall not be applicable to such Change in Control or Potential Change in Control.

(b)           Definition of “Change in Control.”  For purposes of Section 11(a) of the Plan, a “Change in Control” means the happening of any of the following:

(i)  When any “person” (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Stock (or securities convertible into Stock or upon the exercise of which shares of Stock may be issued) to such persons; or

(ii)  When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 11(b)(ii); provided, however, that all directors who are elected to the board not later than six months after the Acquisition Effective Date shall be deemed to be an Incumbent Director and shall be deemed to have satisfied the 24-month requirement set forth in this Section 11(b)(ii); or

(iii)  The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise unless approved by a majority of Incumbent Directors.

(c)           Definition of Potential Change in Control.  For purposes of Section 11(a) of the Plan, a “Potential Change in Control” means the happening of any one of the following:

(i)  The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b) of the Plan; or

(ii)  The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company’s outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(d)           Change in Control Price.  For purposes of this Section 11, “Change in Control Price” means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by the principal stock exchange or market on which the Stock is traded, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights, Incentive Stock Options or, where applicable, the date on which a cashout occurs under Section 11(a)(iii).

12.          Amendments and Termination.

(a)           The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee’s or participant’s consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

(b)           The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or  retroactively, but no such amendment shall impair the rights or any holder without the holder’s consent.  The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

(c)           Subject to the provisions of Sections 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

13.          Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

14.          General Provisions.

(a)           The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof.  The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.  All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)          Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)           Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d)           No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount.  Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e)           The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

15.          Effective Date of Plan.

The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Stock at the next annual or special meeting of stockholders.  Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16.         Term of Plan.

Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.